SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

|X|   Filed by the Registrant
|_|   Filed by a Party other than the Registrant

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                             THE GERMANY FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the Appropriate Box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

                                 Not Applicable

      2.    Aggregate number of securities to which transaction applies:

                                 Not Applicable

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                 Not Applicable

      4.    Proposed maximum aggregate value of transaction:

                                 Not Applicable

      5.    Total fee paid:

                                 Not Applicable

|_|   Fee paid previously with preliminary materials:

                                 Not Applicable

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1.    Amount previously paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 28, 2001

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect four Directors, each to hold office for a term of three years and until his successor is duly elected and qualified.

      2. To amend the Fund's fundamental investment restrictions to allow the Fund to purchase, sell and enter into over-the-counter derivatives transactions and purchase, sell and enter into derivatives transactions for investment as well as hedging purposes.

      3. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 8, 2001 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                              By Order of the Board of Directors

                                              Robert R. Gambee
                                              Chief Operating Officer
                                              and Secretary

Dated: May 15, 2001

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 28, 2001

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the approval of changes to certain fundamental investment restrictions of the Fund. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 8, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 16,726,976 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 15, 2001.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved changes to certain fundamental investment restrictions of the Fund. (Proposal 2).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the affirmative votes required for Proposal 2, abstentions and broker non-votes will have the same effect as votes "against" such Proposal.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 2001 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Four Class II nominees are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Mr. Storr and Ambassador Burt, who were elected to the Board on June 20, 1997, and June 30, 2000, respectively.

      The following Directors have been nominated for election at the 2001 Annual Meeting:

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
John A. Bult(2)(3)        64   Director            Chairman of PaineWebber International,               2,988
   Class II                                          Director of The France Growth Fund,
                                                     Inc. and The Greater China Fund, Inc.

Ambassador                54   Director            Chairman, IEP Advisors, Inc. and Weirton               333
Richard R. Burt(5)                                   Steel, Member of the Boards of
   Class II                                          Hollinger International and Archer
                                                     Daniels Midland; Director, Flag
                                                     Investors Fund Family; Director, The
                                                     Mitchel Hutchins family of funds;
                                                     Member, Textron Corporation
                                                     International Advisory Council.
                                                     Partner, McKinsey & Company
                                                     (1991-1994), Chief Negotiator U.S. in
                                                     the Strategic Arms Reduction Talks
                                                     (START) with the former Soviet Union
                                                     (1989-1991), U.S. Ambassador to the
                                                     Federal Republic of Germany (1985-1989).

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Dr. Juergen F. Strube     61   Director            Chairman of the Board of Executive                      --
   Class II                                          Directors of BASF AG;
                                                     Member of the Supervisory Boards of
                                                     Allianz Lebensversicherungs-AG,
                                                     Bertelsmann AG, Commerzbank AG,
                                                     Hapag-Lloyd AG, Hochtlef AG and Linde AG.
                                                     Chairman and President of BASF
                                                     Corporation (1985-1988).

Robert H. Wadsworth(2)(5) 61   Director            President of The Wadsworth Group,                    1,408
   Class II                                          First Fund Distributors, Inc. and Trust
                                                     for Investment Managers, Vice President
                                                     of Professionally Managed Portfolios
                                                     and Advisors Series Trust.

The following are Directors whose terms continue:

Detlef Bierbaum(3)        58   Director            Partner of Sal. Oppenheim Jr. & Cie                     --
   Class I                                           KGaA. (investment management and
                                                     brokerage.) Member of the Supervisory
                                                     Boards of ESCADA Aktiengesellschaft,
                                                     Tertia Handelsbeteiligungsgesellschaft
                                                     mbH, Douglas AG, Artemedia AG, LVM
                                                     Landwirtschaftlicher Versicherungsverein,
                                                     Monega KAG and AXA Investment Managers.

Edward C. Schmults(5)     70   Director            Member of the Board of Directors of                  1,446
   Class I                                           Green Point Financial Corp. and Viatel,
                                                     Inc.,  Chairman of the Board of Trustees
                                                     of The Edna McConnell Clark  Foundation.
                                                     Senior Vice President-External Affairs
                                                     and General Counsel of GTE Corporation
                                                     (1984-1994). Deputy Attorney General of
                                                     the  U.S., Department of Justice (1981-1984).
                                                     Partner, White & Case (1965-1973 and
                                                     1977-1981).

                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------

Hans G. Storr             69   Director            President, Storr Investments. Chief                  6,975
   Class I                                           Financial Officer of Philip Morris
                                                     Companies, Inc. Member of the Board of
                                                     Directors of Philip Morris Companies,
                                                     Inc. (1982-1996).

Christian H.              57   Director            Company Director of DWS                                 --
Strenger(2)(3)(4)(5)                                 Investment GmbH (since 1999).
   Class III                                         Managing Director of DWS - Deutsche
                                                     Gesellschaft fur Wertpapiersparen mbH
                                                     (1991-1999). Chairman of Deutsche Fund
                                                     Management, Inc. (1997-2000). Managing
                                                     Director of Deutsche Bank Securities
                                                     Corporation (1986-1991).

Werner Walbrol(5)         63   Director            President and Chief Executive Officer                  556
   Class III                                         of the German American Chamber of
                                                     Commerce, Inc. and the European
                                                     American Chamber of Commerce, Inc.
                                                     Director of TUV Rheinland of North
                                                     America, Inc. President and Director of
                                                     German American Partnership Program,
                                                     Director of AXA Nordstern Art Insurance
                                                     Corporation, Trustee of V.I.T. Funds
                                                     Trust and Member of the Advisory Board
                                                     of Abels & Grey.

                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Otto Wolff von            82   Director            Director and Chairman of the Board                   1,587
Amerongen                                            of Otto Wolff Industrieberatung &
   Class III                                         Beteiligungen GmbH (industrial
                                                     consulting). Chairman of the German
                                                     East-West Trade Committee (until 2000).
                                                     Honorary Chairman of the Association of
                                                     German Chambers of Industry and
                                                     Commerce. Chairman of the Board of
                                                     Management of the Otto Wolff
                                                     Foundation. Member of the Atlantic
                                                     Advisory Council of United Technologies
                                                     Corp. (until 1992). Chairman of the
                                                     Supervisory Board of DWA, Deutsche
                                                     Waggonbau AG (until 1999), Chairman of
                                                     the Supervisory Board of Allbecon AG,
                                                     Dusseldorf. Member of the Advisory
                                                     Council of Allianz Versicherungs-AG
                                                     (until February 1994). Member of the
                                                     Advisory Council of
                                                     Creditanstalt-Bankverein (until 1998).
                                                     President of the German Society for
                                                     East European Studies (until 1999).
                                                     Member of the Board of Directors of the
                                                     German Society for Foreign Affairs.
                                                     President of the German Business
                                                     Association in the Russian Federation,
                                                     Moscow.

----------

(1) As of May 1, 2001, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Banc Alex. Brown Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DeAM") and Deutsche Banc Alex. Brown Inc. are wholly-owned subsidiaries. As of May 1, 2001, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.


(5) Indicates that Messrs. Burt and Wadsworth also serve as Directors of the Deutsche Investors Portfolios Trust and Deutsche Investors Funds, Inc., both open-end investment companies advised by Investment Company Capital Corp. They also serve as Directors for the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc; Flag Investors Communication Fund, Inc.; Flag Investors Series Funds, Inc.; Emerging Growth Fund, Inc.; Short-Intermediate Income Fund, Inc.; Flag Investors Value Builder Fund, Inc.; Real Estate Securities Fund, Inc.; and Flag Investors Equity Partners Fund, Inc. These funds are open-end investment companies advised by Investment Company Capital Corp. Messrs. Schmults and Walbrol also serve as directors of Deutsche Asset Management VIT Funds, Inc., advised by Deutsche Asset Management, Inc. Investment Company Capital Corp. is an indirect wholly-owned subsidiary of Deutsche Bank AG.

      Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Banc Alex. Brown Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 2000. In addition, the Board has an Advisory Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Banc Alex. Brown Inc. and the Investment Advisory Agreement between the Fund and DeAM. The Advisory Committee met once during the past fiscal year. The Board also has an Executive Committee and a Nominating Committee. During the past fiscal year, the Executive Committee did not meet and the Nominating Committee met once. The members of the Executive Committee are Messrs. Strenger, Burt, Schmults, Storr, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board. The members of the Nominating Committee are Messrs. Strenger, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Banc Alex. Brown Inc. or DeAM, and the Nominating Committee must evaluate the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds, together with Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communication Fund, Inc., Flag Investors Series Funds, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc. and Deutsche Asset Management VIT Funds, Inc., represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 2000, and from the Fund and such other funds for the year ended December 31, 2000, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                  Aggregate Compensation     Total Compensation
            Name of Director            From Fund             From Fund Complex
            ---------------       ----------------------     ------------------
      Richard R. Burt                    $12,750                    $ 66,250
      Edward C. Schmults                  14,250                      43,250
      Hans G. Storr                       14,250                      29,250
      Dr. Juergen F. Strube                9,000                      18,000
      Robert H. Wadsworth                 15,000                      85,750
      Werner Walbrol                      13,500                      44,500
      Otto Wolff von Amerongen            10,500                      21,000
                                         -------                    --------
                        Total            $89,250                    $308,000
                                         =======                    ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Banc Alex. Brown Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The New Germany Fund, Inc. and The Central European Equity Fund, Inc.):

       Name               Age       Position with Fund            Principal Occupations During Past Five Years
       ----               ---       ------------------            --------------------------------------------
Richard T. Hale           54       President and Chief           Trustee/President of each of the investment
                                   Executive Officer                companies advised by Deutsche Asset
                                                                    Management, Inc. or its affiliates; Managing
                                                                    Director, Deutsche Asset Management; Managing
                                                                    Director, Deutsche Banc Alex. Brown Inc.;
                                                                    Director and President, Investment Company
                                                                    Capital Corp.
Hanspeter Ackermann       44       Chief Investment Officer      President of Deutsche Bank Investment
                                                                    Management Inc., Senior International Equity
                                                                    Portfolio Manager of Bankers Trust Co.,
                                                                    President and Managing Partner of Eiger Asset
                                                                    Management (1993-1996), Managing Director and
                                                                    CIO of SBC Portfolio Management International
                                                                    (1983-1993).
Robert R. Gambee          58       Chief Operating Officer       Director (since 1992), First Vice President
                                   and Secretary                    (1987-1991) and Vice President
                                                                    (1978-1986) of Deutsche Banc Alex. Brown Inc.
                                                                    Secretary of Flag Investors Funds, Inc.,
                                                                    Deutsche Bank Investment Management, Inc.
                                                                    (1997-2000).

Joseph Cheung             42       Chief Financial Officer       Vice President (since 1996), Assistant Vice
                                                                    President (1994-1996) and Associate
                                                                    (1991-1994) of Deutsche Banc Alex. Brown Inc.

      The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

            The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

             PROPOSAL 2: APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL
                       INVESTMENT RESTRICTIONS OF THE FUND

      We are asking you to approve a proposal that would allow us to purchase, sell and enter into over-the-counter derivatives and remove the current limitation that the Fund's purchases and sales of derivatives be solely for hedging purposes. These changes to our fundamental investment restrictions are intended to ensure that we will have greater investment flexibility. The proposed  modifications  would  allow  us to take  advantage  of the  rapid  and continuing development of derivative products in pursuing our investment objective. Currently, our fundamental restrictions limit our derivatives activities to investments in options and futures contracts listed on a German stock or futures exchange. Customized over-the-counter derivatives that are options are prohibited. Over-the-counter swaps may be permitted, but we wish to clarify that. Our fundamental restrictions also require that any investments that we make in options, futures contracts or forward contracts must be made solely for hedging purposes. These fundamental restrictions would be removed if you approve Proposal 2. As a result, our authority to enter into derivatives transactions would expand. In particular, we would be allowed to purchase, sell and enter into over-the-counter derivatives transactions and purchase, sell and enter into derivatives transactions for investment as well as hedging purposes.

      If you approve Proposal 2, we will amend fundamental investment restrictions (3) and (5) and delete fundamental investment restriction (7). The specific changes are set forth in Exhibit A attached hereto. For example, we are considering entering into one or more over-the-counter derivative contracts to obtain an investment exposure to the German financial sector or other sectors in proportion to their representation in the DAX index of 30 German stocks or other German stock indices instead of owning the underlying stocks. Exchange-traded versions of German sector index products do not exist. These sector indices could include Deutsche Bank stock as one of the underlying component stocks, which is one of the DAX stocks but which we are not permitted to own in stock form under the Investment Company Act of 1940. We will only enter into derivatives in accordance with policies approved by our Board of Directors.

      If you approve Proposal 2, our Board of Directors intends to implement the following non-fundamental operating policy regarding investment in derivatives:

            Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). However, the Fund will only purchase, sell or enter into a particular derivative instrument if the Fund is authorized to invest in the type of asset (e.g., German companies) by which the return on, or value of, the derivative instrument is primarily measured or if the derivative instrument relates to currency. Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Investment Adviser, its Manager or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission ("CFTC"). In accordance with the foregoing, the Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the Fund will not invest in any futures contracts unless such futures contracts have been approved, if required, by the CFTC for investment by registered United States investment companies, such as the Fund."

      Exhibit B attached hereto sets forth a summary of the features of options, futures contracts, forward contracts, swaps and indexed securities, and the potential uses and risks of these investments. These include the risk that derivatives may increase the amount of leverage in our portfolio. Leverage could increase our sensitivity to changes in the values of the underlying assets and magnify the impact of price changes in those assets. This could result in us experiencing larger gains or losses than we would have achieved if we would have invested directly in the underlying assets. The 5% limitation contained in our proposed non-fundamental operating policy regarding derivatives may not necessarily cap our leverage at 5%, since the in-the-money amount of each in-the-money option is excluded from the 5% calculation.

      In accordance with the Investment Company Act of 1940, our fundamental restrictions may be changed only with stockholder approval. Investment policies and other restrictions that we have not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by our Board of Directors without stockholder approval. Thus, fundamental restrictions that become non-fundamental can thereafter be amended by the Board of Directors without a vote of stockholders. If you approve this Proposal 2, our Board of Directors will retain authority to establish non-fundamental policies regarding our investments in derivatives.

            The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. In order to approve Proposal 2, we must receive the affirmative vote of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940 as the lesser of (1) 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or (2) more than 50% of our outstanding shares.

                     SELECTION OF INDEPENDENT PUBLIC AUDITOR

      At a meeting held on April 20, 2001 and based upon the unanimous recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are non-interested Directors, selected PricewaterhouseCoopers LLP (the "Firm" or "PwC") to act as the independent public auditor for the Fund for the year ending December 31, 2001. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since inception. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions regarding the Fund's financial statements.

Audit Fees

      The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000 were $55,500.

Financial Information Systems Design and Implementation Fees

      PwC did not render any information technology services to the Fund, Deutsche Banc Alex. Brown Inc. or DeAM during the fiscal year ended December 31, 2000.

All Other Fees

      The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000, were $12,800. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including Deutsche Banc Alex. Brown Inc., for the fiscal year ended December 31, 2000 were approximately $485,000.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Board of Directors has determined that all members of the Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached to this Proxy Statement as Exhibit C. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent auditors the auditors' independence from the Corporation and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent auditors is compatible with maintaining the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal control and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund auditors are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2000.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Hans G. Storr
Robert H. Wadsworth
Werner Walbrol

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, D-60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Banc Alex. Brown Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 1, 2001, no person, to the knowledge of management, owned of record or beneficially owned more than 5% of the outstanding Common Stock of the Fund, other than as set forth below.

            Name and Address                      Amount and Nature                  Percent of
           of Beneficial Owner                 of Beneficial Ownership        Outstanding Common Stock
           -------------------                 -----------------------        ------------------------
Mira, L.P.(1) ...............................        1,330,352(1)                      7.95
One Chase Manhattan Plaza, 42nd Floor
New York, NY 10005

----------
(1) This information is based exclusively on information provided by such person on Schedule 13G filed with respect to the Fund on July 13, 1999 and October 5, 1999, and on Schedule 13D on December 7, 1999 and December 22, 2000. Such person also reported that (a) as the general partner of Mira, L.P., Zurich Capital Markets Inc. may be deemed to beneficially own an aggregate of 1,330,352 shares of Common Stock of the Fund and (b) the power to vote and dispose of the 1,330,352 shares of Common Stock of the Fund held by Mira, L.P. is shared by Mira, L.P. and Zurich Capital Markets Inc. as its general partner.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended December 31, 2000 and the current year to date, Messrs. Schmults, Storr and Walbrol each did not file on a timely basis four monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) covering five, five and four transactions, respectively. In addition, Messrs. Burt and Wadsworth each did not file on a timely basis five monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) during the past fiscal year and current year to date covering five and six transactions, respectively. Each of the covered transactions were part of an automatic investment program in which the director's committee meeting fee is applied to open market purchases of Fund shares.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2002 Annual Meeting, the proposals must be received at The Germany Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 15, 2002.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2002 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 15, 2002 and February 14, 2002. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2000 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.germanyfund.com.

                                                Robert R. Gambee
                                                Chief Operating Officer
                                                and Secretary

Dated: May 15, 2001

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       EXHIBIT A

      The  changes  in  Proposal  2  involve  deleting  fundamental   investment
restriction  (7)  and  making  conforming  changes  to  fundamental   investment
restrictions (3) and (5), as follows:

            "The Fund may not:

            (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10 percent of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with [The following text is presented in a strikethrough format to indicate that it is being deleted from fundamental investment restriction (3).] writing covered call options [The strikethrough format ends here.] [The following text is underlined to indicate that it is being added to fundamental investment restriction (3).] permitted borrowings or in connection with purchasing, selling or entering into futures, forwards, options and other derivative instruments [The underlining ends here.].

            (5) Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate [The following text is presented in a strikethrough format to indicate that it is being deleted from fundamental investment restriction (5).] (other than as described in "Currency Transactions" above) [The strikethrough format ends here.] [The following text is underlined to indicate that it is being added to fundamental investment restriction (5).], but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities [The underlining ends here.].

            [The following text is presented in a strikethrough format to indicate that fundamental investment restriction (7) is being deleted in its entirety.] (7) Buy, sell or write put or call options (other than as described in "Portfolio Structure" above. [The strikethrough format ends here.]

      With respect to the amendment of fundamental investment restriction (5), the relevant provisions under "Currency Transactions" are as follows:

            "The Fund does not engage in foreign exchange transactions as an investment strategy. However, at such future time as the manager and investment adviser believe that the [Deutsche Mark ("DM")] DM might suffer a substantial decline against the U.S. dollar, the Fund may, in order to hedge the value of the Fund's portfolio, enter into forward contracts, e.g., to sell fixed amounts of DMs for fixed amounts of U.S. dollars in the interbank market."

            "The Fund's dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions."

            "The Fund may not position a hedge with respect to DMs to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or generally quoted in or currently convertible into DMs.

      With respect to the deletion of fundamental investment restriction (7), the relevant provisions under "Portfolio Structure" are as follows:

            "For hedging purposes, the Fund may also purchase put and call options on German securities and securities indices and, if and when permitted by applicable U.S law, invest in the index and bond futures listed on the German Futures Exchange."

            "The Fund will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in its portfolio or all or a portion of its portfolio. The Fund will not invest in options or futures if, immediately thereafter, in the opinion of the Fund's investment manager, more than the amount of its total portfolio would be hedged. Option contracts are currently available for 15 listed stocks, and there are currently no options contracts on securities indices.

      Trading in financial futures contracts on the Deutsche Aktien Index (the German Stock Index) has been available since November 1990. The Fund may invest in other securities and index options and futures compatible with its investment objective that may from time to time become available on the German Futures Exchange or on any other organized exchange, if permitted by applicable U.S. law."

            "The Fund may also write (i.e., sell) covered call options on its portfolio securities and appropriate securities indices for purposes of generating income. The Fund may write (i.e., sell) covered call options on German securities and appropriate securities indices up to the amount of its entire portfolio."

                                                                       EXHIBIT B

                        OPTIONS AND FUTURES TRANSACTIONS

      We may purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indices of equity securities, purchase and sell futures contracts on indexes of equity securities and purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      We may utilize options and futures contracts to manage our exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge our investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of our overall strategy in a manner deemed appropriate to the Manager and Investment Adviser and consistent with our objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase our return. While the use of these instruments by us may reduce certain risks associated with owning our portfolio securities, these techniques themselves entail certain other risks. If the Manager and Investment Adviser apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower our return. Certain strategies limit our possibilities to realize gains as well as limiting our exposure to losses. We could also experience losses if the prices of our options and futures positions were poorly correlated with our other investments, or if we could not close out our positions because of an illiquid secondary market. In addition, we will incur transaction costs, including trading commissions and option premiums, in connection with our futures and options transactions and these transactions could significantly increase our turnover rate.

Options

      Purchasing Put and Call Options. By purchasing a put option, we obtain the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, we pay the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. We may terminate our position in a put option we have purchased by allowing it to expire or by exercising the option. We may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, we will lose the entire premium we paid. If we exercise a put option on a security, we will sell the instrument underlying the option at the strike price. If we exercise an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When we write a put option, we take the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, we assume the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. We may seek to terminate our position in a put option we write before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option we have written, however, we must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less then the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates us to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. We, in purchasing or selling index options, are subject to the risk that the value of our portfolio securities may not change as much as an index because our investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus we may not be able to close out an option position that we have previously entered into. When we purchase an OTC option, we will be relying on our counterparty to perform its obligations, and we may incur additional losses if the counterparty is unable to perform.

      Exchange Traded and OTC Options. All options purchased or sold by us will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by our Board of Directors. While exchange-traded options are obligations of the underlying exchange's clearing house, in the case of OTC options, we rely on the dealer from which we purchased the option to perform if the option is exercised. Thus, when we purchase an OTC option, we rely on the dealer from which we purchased the option to make or take delivery of the underlying securities or to pay any cash amounts due. Failure by the dealer to do so would result in the loss of the premium paid by us as well as loss of the expected benefit of the transaction.

      Futures Contracts and Options on Futures Contracts. We may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by us are paid by us into a segregated account, in the name of the futures commission merchant, as required by the Investment Company Act of 1940 and the SEC's interpretations thereunder.

      Combined Positions. We are permitted to purchase and write options in combinations with each other, or in combination with futures or forward contracts, with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, we may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match our current or anticipated investments exactly. We may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which we typically invest, which involves a risk that the options or futures position will not track the performance of our other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match our investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. We may purchase or sell options and futures contracts with a greater or lesser value than the securities we wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in our options or futures positions are poorly correlated with our other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for us to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require us to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, our access to other assets held to cover our options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, we or the Manager and Investment Adviser may be required to reduce the size of our futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although we will not be a commodity pool, certain derivatives subject us to the rules of the Commodity Futures Trading Commission which limit the extent to which we can invest in such derivatives. We may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, we may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of our assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, we will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by closed-end investment companies, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of our assets could impede portfolio management or our ability to meet our current obligations.

      Warrants. We may also invest in exchange-traded and over-the-counter warrants. Warrants are economically the same as options, except they usually have longer exercise periods. Exchange-traded warrants on a single issuer's common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse. Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities. Like options, warrants may be more volatile instruments than the underlying securities.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                         SWAPS AND RELATED SWAP PRODUCTS

      We may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as "swap transactions").

      We may enter into swap transactions for any legal purpose consistent with our investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities we anticipate purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index, in a particular foreign currency or commodity, or at a particular interest rate. The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange. For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index (e.g., the DAX index of 30 German stocks) calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event we are obligated to make payments more frequently than we receive payments from the other party, we will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by us, payments by the parties will be exchanged on a "net basis", and we will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of our potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on our potential loss if we sell a cap or collar. If we buy a cap, floor or collar, however, our potential loss is limited to the amount of the fee that we have paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Manager and Investment Adviser are incorrect in their forecasts of market values, interest rates, and other applicable factors, our investment performance will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to us or that we may be unable to enter into offsetting positions to terminate our exposure or liquidate our position under certain of these instruments when we wish to do so. Such occurrences could result in losses to the Fund. The Manager and Investment Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

      We will maintain cash or liquid assets in a segregated account with our custodian in an amount sufficient at all times to cover our current obligations under our swap transactions, caps, floors and collars. If we enter into a swap agreement on a net basis, we will segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations to receive under the agreement. If we enter into a swap agreement on other than a net basis, or sell a cap, floor or collar, we will segregate assets with a daily value at least equal to the full amount of our accrued obligations under the agreement.

      We will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Manager or Investment Adviser. If a counterparty defaults, we may have contractual remedies to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Swap transactions entered into by us, generally involving equity securities and having customized terms, are not expected to be particularly liquid. This lack of liquidity will be taken into account in establishing the size and term of swap transactions.

      During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, we will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and our basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which we may engage in such transactions.

                               INDEXED SECURITIES

      Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

                                                                       EXHIBIT C

                             THE GERMANY FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.    in its oversight of the Company's accounting and financial reporting
            principles   and  policies  and  related   controls  and  procedures
            maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in the proxy statement); and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the outside auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) to review the fees charged by the outside auditors for audit and non-audit services;

            (iii) to  ensure  that the  outside  auditors  prepare  and  deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

            (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the outside auditor's responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o     adjustments arising from the audit;

                  o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o     major  issues   discussed  with   management   prior  to
                        retention of the outside auditor;

                  o difficulties encountered with management in performing the audit; and

                  o the outside auditor's judgments about the quality of the entity's accounting principles;

            (iii) to meet with management and/or the outside auditors:

                  o     to discuss the scope of the annual audit;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  o     to  review  the form of  opinion  the  outside  auditors
                        propose  to  render  to  the  Board  of  Directors   and
                        shareholders;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (iii to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                   [Clipart]

PROXY                         THE GERMANY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

1. [ ] FOR each of the         [ ] WITHHOLD AUTHORITY      [ ] FOR all nominees
       nominees for                as to all listed            except as marked
       director listed             nominees.                    to the contrary
        below.                                                  below.

(Instructions: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                  John A. Bult
                           Ambassador Richard R. Burt
                              Dr. Jurgen F. Strube
                               Robert H. Wadsworth

2. To amend the Fund's fundamental investment restrictions to allow the Fund to enter into over-the-counter derivatives transactions and purchase, sell and enter into derivatives transactions for investment as well as hedging purposes.

[ ] FOR                       [ ] AGAINST                    [ ] ABSTAIN

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      [ ] CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                Signature, if held jointly

                                            ------------------------------------
                                               Dated: _______________, 2001